Introduction to MAM Software Group, Inc Michael G. Jamieson President & Chief Executive Officer Charles F. Trapp Executive Vice President & Chief Financial Officer Driving Business Performance

Driving Business Performance Statements and/or figures included in this presentation that are not historical facts (including any statements or projection s c oncerning plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto ), are forward - looking statements. These statements can be identified by the use of forward - looking terminology including “forecast,” “ may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “continue” or other similar words. These statements discuss future exp ect ations, contain projections of results of operations or of financial condition or state other “forward - looking” information. We and our representatives may from time to time make other oral or written statements that are also forward - looking statements. These forward - looking statements are made based upon management’s current plans, and best expectations, estimates, assumptions and beliefs concerning future events that may impact the company’s future prospects and therefore involve a number of risks a nd uncertainties. MAM Software Group, Inc cautions that forward - looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward - looking statements. Because these forward - looking statements involve risks and uncertainties, actual results could differ materially from those expr essed or implied by these forward - looking statements for a number of important reasons. MAM Software Group, Inc. expressly disclaims any intention or obligation to revise or update any forward - looking statements whether as a result of new information, future events , or otherwise. Safe harbor statement

Driving Business Performance MAM Software is a leader in developing, marketing and supporting integrated business management solutions for the automotive aftermarket and vertical markets Who are we? ▪ Founded in 1984 ▪ NASDAQ CM: MAMS ▪ TTM revenue $27.2m (March 31, 2012) ▪ Recurring revenue 69.6% (March 31, 2012) ▪ US & UK operations (188 Group staff) ▪ 5,000+ software customers & 12,000+ catalog users

Driving Business Performance MAM Software develops a range of business management, data and e - commerce solutions that help companies conduct their business more efficiently, encourage customer loyalty and increase revenue What do we do? Business Management Software • Wholesale & retail sales • Purchasing & i nventory • Integrated a ccounting • Business intelligence & CRM e - Commerce Solutions • B2B web portals • B2C web sites • Internet EDI Data Prod ucts & Services • Data as a Service ( DaaS ) • All - makes auto parts catalog • Supplier d ata management tools Delivery • On - premise • Hosted SaaS • Browser - based SaaS

Driving Business Performance ▪ Actively targeting the UK and US aftermarkets: Tires, parts, and accessories ▪ Also targeting UK vertical markets including electrical wholesalers, decorators merchants, DIY stores, tool merchants, and general wholesaling ▪ Possess a range of solutions designed for all links in the supply chain: Who is our target audience?

Driving Business Performance Who are our customers? UK Parts US Parts US Tire

Driving Business Performance ▪ Dominant UK aftermarket position (70% penetration) ▪ Industry leader with high barriers to entry: ▪ Proven technology ▪ Widespread market acceptance ▪ Mature relationships with leading groups ▪ Significant customer base with strong (68.6%) recurring revenues ▪ Comprehensive product portfolio comprising modern complementary solutions ▪ Solid tire customer base in North America ▪ Steady auto parts growth in North America ▪ Exceptional staff with extensive knowledge and experience of the automotive aftermarket ▪ Technology Roadmap focussed on SaaS What are our strengths?

Driving Business Performance ▪ North America ▪ Continued growth in parts sector ▪ Increased penetration in tire sector ▪ Introduction of SaaS service and repair solution Opportunities & strategies Data from AAIA 2013 Factbook (2011 data) Sector Customers / Outlets Total Market (outlets) Avg. System Market Value Warehouse Distributors & Auto Parts Stores 104 / 532 35,500 $25,000 - $150,000 $937m Wholesale & Retail Tire Dealers 137 / 469 18,900 $15,000 - $150,000 $325m General Repair Garages 243 / 1516 76,600 $1,880 $144m

Driving Business Performance ▪ United Kingdom ▪ Maintain revenues in parts sector ▪ Increase penetration in tire sector ▪ Continued growth of SaaS service and repair solution ▪ Increased penetration in vertical markets Opportunities & strategies Data based on MAM research Sector Penetration Total Market Avg. System Market Value Warehouse Distributors & Auto Parts Stores 1,208 2,500 $25,000 $63m Wholesale & Retail Tire Dealers 25 5,570 $ 15,000 - $150,000 $83m General Repair Garages 3,379 25,000 $1,875 $47m Verticals (merchants) 59 8,700 $25,000 $218m

Driving Business Performance Financials Selected Financial Data Ticker Symbol MAMS (NASDAQ CM) 52 Week Range $1.90 - $5.00 Fiscal year end Jun - 30 Outstanding Shares as of March 31 , 2013 14,093,787 Enterprise Value Mar - 31 2013 Shares Outstanding (count) 14,093,787 Closing Price $ 3.71 Equity Value $52,287,950 Debt 504,000 Less Cash: (2,884,000) Enterprise Value $49,907,950 Rolling Twelve Months EBITDA $6,455,000

Driving Business Performance Financials $13,300 $14,600 $15,800 $17,900 $14,209 $4,736 $7,800 $9,600 $9,900 $8,200 $5,853 $1,951 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 2009 2010 2011 2012 2013 YTD Value (Thousands) MAM Software Group Revenue Recurring Revenue Recurring Revenue [A] Software Revenue Software Revenue [A] 36.97% 63.03% 39.67% 60.33% 38.54% 61.48% 68.58% 31.42% [A] Annualized data does not represent a projection of results. Shown for illustration purposes only. 70.83% 29.17%

Driving Business Performance Financials Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2010 2011 2012 2013 Cash and Cash Equivalents $829 $2,075 $1,457 $1,196 $847 $1,555 $2,251 $2,770 $3,536 $3,695 $4,107 $3,628 $2,691 $2,516 $2,884 Total Debt $6,119 $6,150 $5,727 $5,168 $4,560 $2,958 $2,749 $2,534 $2,150 $1,423 $1,276 $1,042 $940 $676 $504 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Value (Thousands) Cash on Hand vs Total Debt

Driving Business Performance Financials Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2010 2011 2012 2013 Stockholders' Equity $6,319 $5,896 $4,759 $5,319 $6,183 $9,702 $10,736 $11,473 $12,155 $12,975 $13,313 $13,141 $13,463 $13,690 $13,806 Total Debt $6,119 $6,150 $5,727 $5,168 $4,560 $2,958 $2,749 $2,534 $2,150 $1,423 $1,276 $1,042 $940 $676 $504 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 Value (Thousands) Debt vs Equity Ratio

Driving Business Performance Financials Statement of Operations For the Three Months Ended March 31 For the Nine Months Ended March 31 2013 2012 2013 2012 Revenue $6,825,000 $6,130,000 $20,062,000 $18,978,000 Cost of Revenues 2,907,000 2,688,000 8,443,000 8,022,000 Gross Margin 3,918,000 3,442,000 11,619,000 10,956,000 Operating Expenses 2,683,000 2,627,000 8,603,000 8,033,000 Operating Income 1,054,000 815,000 3,015,000 2,923,000 Other Income (expense) 1,000 (142,000) (241,000) 129,000 Income before Income Taxes 1,055,000 673,000 2,774,000 3,052,000 Provision for Income Taxes (243,000) (246,000) (554,000) (758,000) Net income (loss) $812,000 $427,000 $2,220,000 $2,294,000 Earnings per share - Basic $ 0.07 $0.03 $ 0.17 $0.16 Earnings per share - Diluted $ 0.06 $0.03 $ 0.17 $0.16

Driving Business Performance Financials Calculation of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (values in thousands) For the Three Months Ended March 31 For the Nine Months Ended March 31 2013 2012 2013 2012 Net Income $812 $427 $2,220 $2,294 Interest Expense 34 47 114 148 Taxes 243 246 554 758 Gain on Settlement of Liabilities - - (13) (96) Gain on Settlement of Derivative Liabilities (58) - (131) - Depreciation and Amortization 285 300 859 898 Non - cash Equity Compensation 136 44 321 228 Change in Fair Value of Derivative Liabilities 23 95 271 (181) EBITDA $1,475 $1,159 $4,195 $4,049

Driving Business Performance Financials Condensed Balance Sheet For the Quarter Ended Mar - 31 Dec - 31 Sep - 30 Jun - 30 2013 2012 2012 2012 Assets Cash and Cash Equivalents $2,884,000 $2,516,000 $2,691,000 $3,628,000 Accounts Receivable All Other Current Assets 5,536,000 5,345,000 4,912,000 4,822,000 8,420,000 7,861,000 7,603,000 8,450,000 Long - Term Assets 11,690,000 12,091,000 12,343,000 12,334,000 Total Assets 20,110,000 19,952,000 19,946,000 20,784,000 Liabilities and Stockholders' Equity Total Current Liabilities 5,878,000 5,820,000 5,936,000 6,776,000 Total Long - Term Liabilities 426,000 442,000 480,000 584,000 Total Liabilities 6,304,000 6,262,000 6,483,000 7,643,000 Total Stockholders' Equity 13,806,000 13,690,000 13,463,000 13,141,000 Total Liabilities and Stockholders' Equity $20,110,000 $19,952,000 $19,946,000 $20,784,000

Driving Business Performance Questions Thank you. Any Questions? Michael G. Jamieson President & Chief Executive Officer Email : mikej@mamsoft.co.uk Tel: +44 (0) 1226 352900 Charles F. Trapp Executive Vice President & Chief Financial Officer Email: charlie.trapp@mamsoftwaregroup.com Tel: (610) 336 9045 x 240